Exhibit 21

Subsidiaries of the Company
As of December 31, 2007

Subsidiary	State of Incorporation or Formation
Acadiana Expansion Parcel, LLC	Louisiana
Acadiana Mall CMBS, LLC	Delaware
Acadiana Mall of Delaware, LLC	Delaware
Acadiana Outparcel, LLC	Delaware
Akron Mall Land, LLC	Delaware
Alamance Crossing, LLC	North Carolina
APWM, LLC	Georgia
Arbor Place GP, Inc.	Georgia
Arbor Place II, LLC	Delaware
Arbor Place Limited Partnership	Georgia
Asheville, LLC	North Carolina
Bonita Lakes Mall Limited Partnership	Mississippi
Brookfield Square Joint Venture	Ohio
Brookfield Square Parcel, LLC	Wisconsin
Burnsville Minnesota II, LLC	Minnesota
Burnsville Minnesota, LLC	Minnesota
C.H. of Akron II, LLC	Delaware
C.H. of Akron, LLC	Delaware
Cadillac Associates Limited Partnership	Tennessee
Cary Venture Limited Partnership	Delaware
CBL & Associates Limited Partnership	Delaware
CBL & Associates Management, Inc.	Delaware
CBL Brasil Participacoes Imobiliarias Ltda.	Brazil
CBL Brazil-Macae Member, LLC	Delaware
CBL Holdings I, Inc.	Delaware
CBL Holdings II, Inc.	Delaware
CBL Jarnigan Road, LLC	Delaware
CBL Lee's Summit East, LLC	Missouri
CBL Lee's Summit General Partnership	Missouri
CBL Lee's Summit Peripheral, LLC	Missouri
CBL Morristown, LTD.	Tennessee
CBL Old Hickory Mall, Inc.	Tennessee
CBL RM-Waco, LLC	Texas
CBL SM-Brownsville, LLC	Texas
CBL Terrace Limited Partnership	Tennessee
CBL Triangle Town Member, LLC	North Carolina
CBL/34th Street St. Petersburg Limited Partnership	Florida
CBL/BFW Kiosks, LLC	Delaware
CBL/Brookfield I, LLC	Delaware
CBL/Brookfield II, LLC	Delaware

CBL/Cary I, LLC	Delaware
CBL/Cary II, LLC	Delaware
CBL/Cherryvale I, LLC	Delaware
CBL/Citadel I, LLC	Delaware
CBL/Citadel II, LLC	Delaware
CBL/Columbia I, LLC	Delaware
CBL/Columbia II, LLC	Delaware
CBL/Columbia Place, LLC	Delaware
CBL/Eastgate I, LLC	Delaware
CBL/Eastgate II, LLC	Delaware
CBL/Eastgate Mall, LLC	Delaware
CBL/Fayette I, LLC	Delaware
CBL/Fayette II, LLC	Delaware
CBL/Foothills Plaza Partnership	Tennessee
CBL/GP Cary, Inc.	North Carolina
CBL/GP I, Inc.	Tennessee
CBL/GP II, Inc.	Wyoming
CBL/GP III, Inc.	Mississippi
CBL/GP V, Inc.	Tennessee
CBL/GP VI, Inc.	Tennessee
CBL/GP, Inc.	Wyoming
CBL/Gulf Coast, LLC	Florida
CBL/High Pointe GP, LLC	Delaware
CBL/High Pointe, LLC	Delaware
CBL/Huntsville, LLC	Delaware
CBL/Imperial Valley GP, LLC	California
CBL/J I, LLC	Delaware
CBL/J II, LLC	Delaware
CBL/Jefferson I, LLC	Delaware
CBL/Jefferson II, LLC	Delaware
CBL/Kentucky Oaks, LLC	Delaware
CBL/Low Limited Partnership	Wyoming
CBL/Madison I, LLC	Delaware
CBL/Madison II, LLC	Delaware
CBL/Midland I, LLC	Delaware
CBL/Midland II, LLC	Delaware
CBL/Monroeville Expansion I, LLC	Pennsylvania
CBL/Monroeville Expansion II, LLC	Pennsylvania
CBL/Monroeville Expansion III, LLC	Pennsylvania
CBL/Monroeville Expansion Partner, L.P.	Pennsylvania
CBL/Monroeville Expansion, L.P.	Pennsylvania
CBL/Monroeville I, LLC	Delaware
CBL/Monroeville II, LLC	Pennsylvania
CBL/Monroeville III, LLC	Pennsylvania

CBL/Monroeville Partner, L.P.	Pennsylvania
CBL/Monroeville, L.P.	Pennsylvania
CBL/MS General Partnership	Delaware
CBL/MSC II, LLC	South Carolina
CBL/MSC, LLC	South Carolina
CBL/Nashua Limited Partnership	New Hampshire
CBL/Northwoods I, LLC	Delaware
CBL/Northwoods II, LLC	Delaware
CBL/Old Hickory I, LLC	Delaware
CBL/Old Hickory II, LLC	Delaware
CBL/Park Plaza GP, LLC	Arkansas
CBL/Park Plaza Mall, LLC	Delaware
CBL/Park Plaza, Limited Partnership	Arkansas
CBL/Parkdale Crossing GP, LLC	Delaware
CBL/Parkdale Crossing, L.P.	Texas
CBL/Parkdale Mall GP, LLC	Delaware
CBL/Parkdale, LLC	Texas
CBL/Plantation Plaza, L.P.	Virginia
CBL/Regency I, LLC	Delaware
CBL/Regency II, LLC	Delaware
CBL/Richland G.P., LLC	Texas
CBL/Settler's Ridge GP, LLC	Pennsylvania
CBL/Settler's Ridge LP, LLC	Pennsylvania
CBL/Stroud, Inc.	Pennsylvania
CBL/Suburban, Inc.	Tennessee
CBL/Sunrise Commons GP, LLC	Delaware
CBL/Sunrise Commons, L.P.	Texas
CBL/Sunrise GP, LLC	Delaware
CBL/Sunrise Land, LLC	Texas
CBL/Sunrise XS Land, L.P.	Texas
CBL/Tampa Keystone Limited Partnership	Florida
CBL/Towne Mall I, LLC	Delaware
CBL/Towne Mall II, LLC	Delaware
CBL/Wausau I, LLC	Delaware
CBL/Wausau II, LLC	Delaware
CBL/Wausau III, LLC	Delaware
CBL/Wausau IV, LLC	Delaware
CBL/Westmoreland Ground, LLC	Delaware
CBL/Westmoreland I, LLC	Delaware
CBL/Westmoreland II, LLC	Pennsylvania
CBL/Westmoreland, L.P.	Pennsylvania
CBL/York Town Center GP, LLC	Delaware
CBL/York Town Center, LLC	Delaware
CBL/York, Inc.	Pennsylvania

CBL-706 Building, LLC	North Carolina
CBL-708 Land, LLC	North Carolina
CBL-840 GC, LLC	Virginia
CBL-850 GC, LLC	Virginia
CBL-BA Building, LLC	North Carolina
CBL-Brassfield Shopping Center, LLC	North Carolina
CBL-Caldwell Court, LLC	North Carolina
CBL-FC Building, LLC	North Carolina
CBL-Friendly Center, LLC	North Carolina
CBL-Garden Square, LLC	North Carolina
CBL-Hunt Village, LLC	North Carolina
CBL-LP Office Building, LLC	North Carolina
CBL-NCVA Office, LLC	Delaware
CBL-NCVA Retail, LLC	Delaware
CBL-New Garden Crossing, LLC	North Carolina
CBL-Northwest Centre, LLC	North Carolina
CBL-Oak Hollow Square, LLC	North Carolina
CBL-Oak Park GL, LLC	Kansas
CBL-OB Business Center, LLC	North Carolina
CBL-Offices at Friendly, LLC	North Carolina
CBL-One Oyster Point, LLC	Virginia
CBL-PB Center I, LLC	Virginia
CBL-Shops at Friendly II, LLC	North Carolina
CBL-Shops at Friendly, LLC	North Carolina
CBL-ST Building, LLC	North Carolina
CBL-Sunday Drive, LLC	North Carolina
CBL-TRS Joint Venture II, LLC	Delaware
CBL-TRS Joint Venture, LLC	Delaware
CBL-TRS Member I, LLC	Delaware
CBL-TRS Member II, LLC	Delaware
CBL-Two Oyster Point, LLC	Virginia
CBL-Westridge Square, LLC	North Carolina
CBL-Westridge Suites, LLC	North Carolina
Charleston Joint Venture	Ohio
Cherryvale Mall, LLC	Delaware
Chesterfield Mall LLC	Delaware
Chicopee Marketplace III, LLC	Massachusetts
CHM/Akron, LLC	Delaware
Citadel Mall CMBS, LLC	Delaware
Citadel Mall DSG, LLC	South Carolina
Coastal Grand, LLC	Delaware
Cobblestone Village at Palm Coast, LLC	Florida
Cobblestone Village at Royal Palm Beach II, LLC	Florida
College Station Partners, Ltd.	Texas

Columbia Joint Venture	Ohio
Columbia Place/Anchor, LLC	South Carolina
Coolsprings Crossing Limited Partnership	Tennessee
Cortlandt Town Center Limited Partnership	New York
Cortlandt Town Center, Inc.	New York
Courtyard at Hickory Hollow Limited Partnership	Delaware
Creekwood Gateway, LLC	Florida
Cross Creek Mall, LLC	North Carolina
Crossville Associates Limited Partnership	Tennessee
CV at North Columbus, LLC	Georgia
CVPC-Lo, LLC	Florida
CVPC-Outparcels, LLC	Florida
CW Joint Venture LLC	Delaware
Deco Mall, LLC	Delaware
Development Options Centers, LLC	Delaware
Development Options, Inc.	Wyoming
Development Options/Cobblestone, LLC	Florida
DM-Cayman II, Inc.	Cayman Islands
DM-Cayman, Inc.	Cayman Islands
Eastgate Company	Ohio
Eastgate Crossing CMBS, LLC	Delaware
Eastland Holding I, LLC	Illinois
Eastland Holding II, LLC	Illinois
Eastland Mall, LLC	Delaware
Eastland Medical Building, LLC	Illinois
Eastland Member, LLC	Illinois
Eastridge, LLC	North Carolina
ERMC II, L.P.	Tennessee
ERMC III, L.P.	Tennessee
ERMC IV, LP	Tennessee
ERMC V, L.P.	Tennessee
Fayette Development Property, LLC	Kentucky
Fayette Plaza CMBS, LLC	Delaware
Foothills Mall Associates, LP	Tennessee
Foothills Mall, Inc.	Tennessee
Frontier Mall Associates Limited Partnership	Wyoming
Galleria Associates, L.P., The	Tennessee
GCTC Peripheral III, LLC	Florida
GCTC Peripheral IV, LLC	Florida
Georgia Square Associates, Ltd.	Georgia
Georgia Square Partnership	Georgia
Governor’s Square Company IB	Ohio
Governor's Square Company	Ohio
Greenbrier Mall II, LLC	Delaware

Greenbrier Mall, LLC	Delaware
Gulf Coast Town Center CMBS, LLC	Delaware
Gulf Coast Town Center Peripheral I, LLC	Florida
Gulf Coast Town Center Peripheral II, LLC	Florida
Gunbarrel Commons, LLC	Tennessee
Hamilton Corner CMBS General Partnership	Tennessee
Hamilton Corner GP I LLC	Delaware
Hamilton Corner GP II LLC	Delaware
Hamilton Place Mall General Partnership	Tennessee
Hamilton Place Mall/GP I, LLC	Delaware
Hamilton Place Mall/GP II, LLC	Delaware
Hammock Landing/West Melbourne, LLC	Florida
Hanes Mall DSG, LLC	North Carolina
Harford Mall Business Trust	Maryland
Henderson Square Limited Partnership	North Carolina
Hickory Hollow Courtyard, Inc.	Delaware
Hickory Hollow Mall Limited Partnership	Delaware
Hickory Hollow Mall, Inc.	Delaware
Hickory Hollow/SB, LLC	Tennessee
Hickory Point Outparcels, LLC	Illinois
Hickory Point, LLC	Delaware
High Point Development Limited Partnership	North Carolina
High Point Development Limited Partnership II	North Carolina
High Pointe Commons Holding GP, LLC	Delaware
High Pointe Commons Holding II-HAP GP, LLC	Pennsylvania
High Pointe Commons Holding II-HAP, LP	Pennsylvania
High Pointe Commons Holding, LP	Pennsylvania
High Pointe Commons II-HAP, LP	Pennsylvania
High Pointe Commons, LP	Pennsylvania
Honey Creek Mall, LLC	Indiana
Houston Willowbrook LLC	Texas
Imperial Valley Commons, L.P.	California
Imperial Valley Mall GP, LLC	Delaware
Imperial Valley Mall II, L.P.	California
Imperial Valley Mall, L.P.	California
Imperial Valley Peripheral, L.P.	California
IV Commons, LLC	California
IV Outparcels, LLC	California
Janesville Mall Limited Partnership	Wisconsin
Janesville Wisconsin, Inc.	Wisconsin
Jarnigan Road II, LLC	Delaware
Jarnigan Road III, LLC	Tennessee
Jarnigan Road Limited Partnership	Tennessee
Jefferson Mall Company	Ohio

Jefferson Mall Company II, LLC	Delaware
JG Gulf Coast Town Center, LLC	Ohio
JG Randolph II, LLC	Delaware
JG Randolph, LLC	Ohio
JG Saginaw II, LLC	Delaware
JG Saginaw, LLC	Ohio
JG Winston-Salem, LLC	Ohio
Kentucky Oaks Mall Company	Ohio
LaGrange Commons Limited Partnership	New York
Lakes Mall, LLC, The	Michigan
Lakeshore/Sebring Limited Partnership	Florida
Lakeview Pointe, LLC	Oklahoma
Landing at Arbor Place II, LLC, The	Delaware
Laredo/MDN II Limited Partnership	Texas
Laurel Park Retail Holding LLC	Michigan
Laurel Park Retail Properties LLC	Delaware
Layton Hills Mall CMBS, LLC	Delaware
LeaseCo, Inc.	New York
Lebcon Associates	Tennessee
Lebcon I, Ltd.	Tennessee
Lee Partners	Tennessee
Lexington Joint Venture	Ohio
LHM-Utah, LLC	Delaware
Madison Joint Venture	Ohio
Madison Plaza Associates, Ltd.	Alabama
Madison Square Associates, Ltd.	Alabama
Madison/East Towne, LLC	Delaware
Madison/West Towne, LLC	Delaware
Mall Del Norte, LLC	Texas
Mall of South Carolina Limited Partnership	South Carolina
Mall of South Carolina Outparcel Limited Partnership	South Carolina
Mall Shopping Center Company, L.P.	Texas
Maryville Department Store Associates	Tennessee
Maryville Partners, L.P.	Tennessee
Massard Crossing Limited Partnership	Arkansas
MDN/Laredo GP II, LLC	Delaware
MDN/Laredo GP, LLC	Delaware
Meridian Mall Company, Inc.	Michigan
Meridian Mall Limited Partnership	Michigan
Mid Rivers Land LLC	Delaware
Mid Rivers Land LLC II	Delaware
Mid Rivers Mall LLC	Delaware
Midland Mall LLC	Delaware
Midland Venture Limited Partnership	Michigan

Milford Marketplace, LLC	Connecticut
Montgomery Partners, L.P.	Tennessee
Mortgage Holdings II, LLC	Delaware
Mortgage Holdings, LLC	Delaware
Mortgage Holdings/Eastgate, LLC	Delaware
NewLease Corp.	Tennessee
North Charleston Joint Venture	Ohio
North Charleston Joint Venture II, LLC	Delaware
Northpark Mall/Joplin, LLC	Delaware
Oak Park Holding I, LLC	Kansas
Oak Park Holding II, LLC	Kansas
Oak Park Mall, LLC	Delaware
Oak Park Member, LLC	Kansas
Old Hickory Mall Venture	Tennessee
Old Hickory Mall Venture II, LLC	Delaware
Panama City Mall, LLC	Delaware
Panama City Peripheral, LLC	Florida
Parkdale Crossing GP, Inc.	Texas
Parkdale Crossing Limited Partnership	Texas
Parkdale Mall Associates	Texas
Parkdale Mall, LLC	Texas
Parkway Place Limited Partnership	Alabama
Parkway Place, Inc.	Alabama
Pavillion at Port Orange, LLC, The	Florida
Pearland Ground, LLC	Texas
Pearland Hotel Operator, Inc.	Texas
Pearland Town Center GP, LLC	Delaware
Pearland Town Center Limited Partnership	Texas
POM-College Station, LLC	Texas
Port Orange Holdings II, LLC	Florida
Port Orange I, LLC	Florida
Port Orange II, LLC	Florida
PPG Venture I, LP	Delaware
Property Taxperts, LLC	Nevada
Racine Joint Venture	Ohio
Racine Joint Venture II, LLC	Delaware
Renaissance Member II, LLC	Delaware
Renaissance SPE Member, LLC	Delaware
River Ridge Mall, LLC	Virginia
Rivergate Mall Limited Partnership	Delaware
Rivergate Mall, Inc.	Delaware
RL at SPC, LLC	Florida
Sand Lake Corners Limited Partnership	Florida
Sand Lake Corners, LC	Florida

Seacoast Shopping Center Limited Partnership	New Hampshire
Settlers Ridge, L.P.	Pennsylvania
Shoppes at Hamilton Place, LLC, The	Tennessee
Shoppes at Panama City, LLC	Florida
Shoppes at St. Clair CMBS, LLC	Delaware
Shoppes at St. Clair Square, LLC	Illinois
Shopping Center Finance Corp.	Wyoming
Shops at Pineda Ridge, LLC, The	Florida
South County Shoppingtown LLC	Delaware
Southaven Towne Center II, LLC	Delaware
Southaven Towne Center, LLC	Mississippi
Southpark Mall, LLC	Virginia
Springdale/Mobile GP II, Inc.	Alabama
Springdale/Mobile GP, Inc.	Alabama
Springdale/Mobile Limited Partnership II	Alabama
Springhill/Coastal Landing, LLC	Florida
St. Clair Square GP I, LLC	Illinois
St. Clair Square GP, Inc.	Illinois
St. Clair Square Limited Partnership	Illinois
Statesboro Crossing, LLC (f/k/a Brannen Street Crossing, LLC)	Georgia
Stoney Brook Landing LLC	Kentucky
Stroud Mall LLC	Pennsylvania
Sutton Plaza GP, Inc.	New Jersey
Towne Mall Company	Ohio
Triangle Town Center, LLC	Delaware
Triangle Town Member, LLC	North Carolina
Turtle Creek Limited Partnership	Mississippi
Valley View Mall, LLC	Virginia
Vicksburg Mall Associates, Ltd.	Mississippi
Village at Newnan Crossing, LLC, The	Georgia
Village at Orchard Hills, LLC	Michigan
Village at Rivergate Limited Partnership	Delaware
Village at Rivergate, Inc.	Delaware
Volusia Mall, LLC	Florida
Walnut Square Associates Limited Partnership	Wyoming
Waterford Commons of CT II, LLC	Delaware
Waterford Commons of CT III, LLC	Connecticut
Waterford Commons of CT, LLC	Delaware
Wausau Joint Venture	Ohio
West County Parcel LLC	Delaware
West County Shoppingtown LLC	Delaware
West Melbourne Holdings II, LLC	Florida
West Melbourne II, LLC	Florida
Westgate Crossing Limited Partnership	South Carolina

Westgate Mall II, LLC	Delaware
Westgate Mall Limited Partnership	South Carolina
Whitehall Station, LLC	Missouri
Wilkes-Barre Marketplace GP, LLC	Pennsylvania
Wilkes-Barre Marketplace I, LLC	Pennsylvania
Wilkes-Barre Marketplace, L.P.	Pennsylvania
Willowbrook Plaza Limited Partnership	Maine
WPMP Holding LLC	Delaware
York Galleria Limited Partnership	Virginia
York Town Center Holding GP, LLC	Delaware
York Town Center Holding, LP	Pennsylvania
York Town Center, LP	Pennsylvania